Exhibit 99.1

July 27, 2021

Penn Virginia Announces Pricing of $400 Million Offering of Senior Unsecured Notes

HOUSTON, July 27, 2021 (GLOBE NEWSWIRE) — Penn Virginia Corporation (“Penn Virginia”) (NASDAQ:PVAC) today announced that its indirect, wholly owned subsidiary Penn Virginia Escrow LLC (the “Escrow Issuer”) has priced an offering of $400 million aggregate principal amount of 9.250% senior unsecured notes due 2026 (the “Notes”). The Notes will initially be sold at 99.018% of par.

The gross proceeds of the offering and other funds will initially be deposited in an escrow account pending satisfaction of certain conditions, including the expected consummation of Penn Virginia’s merger (the “Lonestar Merger”) with Lonestar Resources US Inc. (“Lonestar”) on or prior to November 26, 2021. Upon satisfaction of the escrow release conditions, Penn Virginia Holdings, LLC (“Holdings”) will assume the obligations under the Notes, the Escrow Issuer will be merged with and into Holdings (with Holdings as the surviving entity) the Notes will be guaranteed by the subsidiaries of Holdings that guarantee its reserve-based revolving credit facility, and the escrowed proceeds relating to the offering of the Notes will be released. The offering is expected to close on August 10, 2021, subject to customary closing conditions.

Upon the release of the funds from escrow, Penn Virginia intends to use the proceeds from the offering to repay and discharge the long-term debt of Lonestar and to use the remainder, along with cash on hand, to repay Penn Virginia’s second lien term loan in full and pay related expenses.

If escrow release conditions are not satisfied on or before November 26, 2021, or at any time prior to such date the Lonestar Merger has been terminated or we have decided that we will not pursue the consummation of the Lonestar Merger (or determined that the consummation of the Lonestar Merger is not reasonably likely to be satisfied by such date), then the escrowed funds will be applied to the mandatory redemption of the Notes at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Notes were offered and will be sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

About Penn Virginia Corporation

Penn Virginia Corporation is a pure-play independent oil and gas company engaged in the development and production of oil, natural gas liquids and natural gas, with operations in the Eagle Ford shale in south Texas.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Penn Virginia or Lonestar expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to statements regarding the Lonestar Merger described herein. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the possibility that shareholders of Penn Virginia may not approve the issuance of new shares of Penn Virginia common stock in the Lonestar Merger or that shareholders of Lonestar may not approve the Merger Agreement; the risk that a condition to closing of the Lonestar Merger may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Lonestar Merger might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Lonestar Merger; the parties do not receive regulatory approval of the Lonestar Merger; the risk that changes in Penn Virginia’s capital structure and governance, including its status as a controlled company, could have adverse effects on the market value of its securities; the ability of Penn Virginia to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on Penn Virginia’s operating results and business generally; the risk the Lonestar Merger could distract management from ongoing business operations or cause Penn Virginia to incur substantial costs; the risk that the expanded acreage footprint does not allow for longer laterals, lower per unit operating expenses, and increased number of wells per pad as expected; the ability of Penn Virginia to develop drilling locations, which do not represent oil and gas reserves, into production or proved reserves; the risk that Penn Virginia may be unable to reduce expenses or access financing or liquidity; the risk that Penn Virginia does not realize expected benefits of its hedges; the impact of the COVID-19 pandemic, any related economic downturn and any related substantial decline in demand for oil and natural gas; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Penn Virginia’s control, including those detailed in Penn Virginia’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Penn Virginia’s website at www.pennvirginia.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that Penn Virginia believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Penn Virginia undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where To Find It

In connection with the Lonestar Merger, Penn Virginia intends to file with the Securities and Exchange Commission a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Penn Virginia’s common stock to be issued in connection with the Lonestar Merger. The Registration Statement will include a document that serves as a prospectus and proxy statement of Penn Virginia and a consent solicitation statement of Lonestar (the “proxy statement/consent solicitation statement/prospectus”), and each party will file other documents regarding the Lonestar Merger with the SEC. INVESTORS AND SECURITY HOLDERS OF PENN VIRGINIA AND LONESTAR ARE URGED TO CAREFULLY AND THOROUGHLY READ, WHEN THEY BECOME AVAILABLE, THE REGISTRATION STATEMENT, THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY PENN VIRGINIA AND LONESTAR WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PENN VIRGINIA AND LONESTAR, THE LONESTAR MERGER, THE RISKS RELATED THERETO AND RELATED MATTERS.

After the Registration Statement has been declared effective, a definitive proxy statement/consent solicitation statement/prospectus will be mailed to shareholders of each of Penn Virginia and Lonestar. Investors will be able to obtain free copies of the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Penn Virginia and Lonestar with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Penn Virginia, including the proxy statement/consent solicitation statement/prospectus (when available), will be available free of charge from Penn Virginia’s website at www.pennvirginia.com under the “Investors” tab. Copies of documents filed with the SEC by Lonestar will be available free of charge from Lonestar’s website at www.lonestarresources.com under the “Investor Relations” tab.

Participants in the Solicitation

Penn Virginia, Lonestar and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Penn Virginia’s shareholders and the solicitation of written consents from Lonestar’s shareholders, in each case with respect to the Lonestar Merger. Information about Penn Virginia’s directors and executive officers is available in Penn Virginia’s Annual Report on Form 10-K for the 2020 fiscal year filed with the SEC on March 9, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders filed with the SEC on April 7, 2021. Information about Lonestar’s directors and executive officers is available in Lonestar’s Annual Report on Form 10-K for the 2020 fiscal year, as amended, filed with the SEC on April 30, 2021. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the proxy statement/consent solicitation statement/prospectus and other relevant materials to be filed with the SEC regarding the Lonestar Merger when they become available. Stockholders, potential investors and other readers should read the proxy statement/consent solicitation statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact

Clay Jeansonne

Investor Relations

Ph: (713) 722-6540

E-Mail: invest@pennvirginia.com

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